UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 18, 2003 (Date of Earliest Event Reported: December 17, 2003)	Commission File No. 1-12785

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	31-1486870
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Nationwide Plaza

Columbus, Ohio 43215

(614) 249-7111

(Address, including zip code, and telephone number,

including area code, of Registrant’s principal executive offices)

Item 5. Other Events.

On December 17, 2003, Fitch Ratings issued a press release announcing that they had assigned an insurer financial strength rating of ‘AA-’ with a stable outlook to Nationwide Life Insurance Company and Nationwide Life Insurance Company of America, both of which are wholly owned subsidiaries of Nationwide Financial Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC.

(Registrant)

Date: December 18, 2003	/s/ Mark R. Thresher

Mark R. Thresher Senior Vice President – Chief Financial Officer